Exhibit 32(b)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Townsquare Media, Inc. (the “Registrant”) on Form 10-K for the year ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stuart Rosenstein, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Stuart Rosenstein
Stuart Rosenstein
Chief Financial Officer
May 14, 2010